UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 18, 2020
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URSTADT BIDDLE PROPERTIES INC.
(Exact Name of Registrant as Specified in Charter)
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STATE OF MARYLAND (State or Other Jurisdiction of Incorporation)	1-12803 (Commission File Number)	04-2458042 (I.R.S. Employer Identification No.)

321 Railroad Avenue, Greenwich, CT (Address of Principal Executive Offices)	06830 (Zip Code)

(203) 863-8200
(Registrant's telephone number, including area code)
N/A
(Former Name or Former address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $.01 per share	UBP	New York Stock Exchange

Class A Common Stock, par value $.01 per share	UBA	New York Stock Exchange

6.25% Series H Cumulative Preferred Stock	UBPPRH	New York Stock Exchange

5.875% Series K Cumulative Preferred Stock	UBPPRK	New York Stock Exchange

Common Stock Rights to Purchase Preferred Shares	N/A	New York Stock Exchange

Class A Common Stock Rights to Purchase Preferred Shares	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                          Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Stockholders of Urstadt Biddle Properties Inc. (the “Company”) was held on March 18, 2020.   At the meeting, stockholders were asked to vote on the following matters:

1.	For the election of the three director nominees to serve for three years as Class II directors and the one director nominee to serve for one year as a Class III director, as follows:

Nominees to serve for three years as Class II directors --
	For	Against	Abstain	Broker Non-Votes
Kevin J. Bannon	7,967,838	960,785	6,718	984,854
Richard Grellier	7,978,204	950,405	6,731	984,854
Charles D. Urstadt	8,260,662	668,724	5,955	984,854

Nominee to serve for one year, which is the remaining portion of the term of Class III directors as a Class III director --
	For	Against	Abstain	Broker Non-Votes
Willis H. Stephens, Jr.	8,410,705	517,855	6,781	984,854

2.	To ratify the appointment of PKF O'Connor Davies, LLP as the Company's independent registered public accounting firm for fiscal year 2020. The vote with respect to this proposal was:

For	Against	Abstain	Broker Non-Votes
9,882,937	29,356	7,901	0

3.	For the approval, on an advisory basis, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
8,798,900	100,493	35,947	987,854

Item 8.01                          Other Events.

The Company is updating and supplementing the risk factors included in Item IA in its Annual Report on Form 10-K for the fiscal year ended October 31, 2019 with the following:

We derive most of our income from rent received from our tenants, and any disruption to their businesses, such as closures precipitated by the COVID-19 pandemic and depressed consumer sentiment, may adversely affect our financial condition and results of operations.  Numerous localities, cities and states, including New Jersey, New York and Connecticut, have implemented restrictions on businesses, travel and other ordinary activities.  The supply chain and labor force of certain tenant businesses may also be disrupted. We cannot anticipate the duration of these restrictions or the full extent of their impact on our tenants and shopping centers.  Although the Company is taking steps to mitigate the impact to the extent possible, a general downturn in our tenants’ businesses could cause tenants to close their stores or default in payment of rent, which could adversely affect our revenues and net income.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 20, 2020	URSTADT BIDDLE PROPERTIES INC.
(Registrant)

/s/ John T. Hayes
John T. Hayes
Senior Vice President & Chief Financial Officer